Revenue - Summary of Changes in Contract Assets and Contract Liabilities (Detail) - TWD ($) $ in Millions	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Contract assets
Net increase of customer contracts	$ 6,933	$ 6,035	$ 5,972
Reclassified to trade receivables	(6,149)	(6,039)	(5,681)
Significant changes of contract assets	784	(4)	291
Contract liabilities
Net increase of customer contracts	9	0	7
Recognized as revenues	(5)	(12)	(30)
Significant changes of contract liabilities	$ 4	$ (12)	$ (23)